UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2008
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)
PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(440) 930-1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On April 10, 2008, PolyOne Corporation, an Ohio corporation (the “Company”), issued $80 million aggregate principal amount of 8.875% Senior Notes due 2012 (the “New Notes”). The New Notes are an additional issuance of the Company’s 8.875% Senior Notes due 2012 and will be treated as a single class with the $200,000,000 aggregate principal amount of 8.875% Senior Notes due 2012 originally issued on April 23, 2002 (the “Existing Notes,” and together with the New Notes, the “Notes”). The New Notes were sold in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Notes were issued pursuant to an indenture (the “Indenture”), dated as of April 23, 2002, between the Company and The Bank of New York Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of April 10, 2008 (the “Supplemental Indenture”).
          The New Notes bear an interest rate of 8.875% per annum and will be payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2008. The Notes mature on May 1, 2012. The Notes are unsecured senior obligations of the Company and are not guaranteed by any of the Company’s subsidiaries.
          The terms of the Notes are governed by the Indenture and the Supplemental Indenture. The Indenture contains customary covenants that limit the Company’s ability, among other things, to incur or assume liens securing indebtedness for borrowed money, enter into sale and leaseback transactions, merge or consolidate with another company and transfer or sell all or substantially all of the Company’s assets.
          The Company may redeem the Notes at any time at a price equal to the greatest of 100% of the principal amount of the Notes and a “make-whole” amount, plus, in each case, any accrued interest to the date of redemption. The “make-whole” amount will be based on a discount rate equal to the yield on a comparable U.S. Treasury security plus 50 basis points.
          The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness and certain events of bankruptcy and insolvency. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of the amounts due under the Notes.
          The foregoing description of the Indenture and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-87472), filed on May 2, 2002, and the Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

          In connection with the issuance of the New Notes, the Company also entered into a registration rights agreement dated April 10, 2008 (the “Registration Rights Agreement”) between the Company and the initial purchaser of the New Notes. Under the Registration Rights Agreement, the Company agreed, among other things, to (i) use its reasonable best efforts file an exchange offer registration statement with the Securities and Exchange Commission (“SEC”) with respect to the New Notes within 90 days after April 10, 2008, (ii) use its reasonable best efforts to have such exchange offer registration statement declared effective by the SEC within 180 days after April 10, 2008, and (iii) subject to certain limitations, consummate the exchange offer to which the exchange offer registration statement relates within 225 days after April 10, 2008. Under certain circumstances, the Company has agreed to file a shelf registration statement with the SEC with respect to the resale of the New Notes. If the Company does not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, the Company will be required to pay additional interest in cash in an amount equal to 0.25% per annum of the aggregate principal amount of the New Notes during the first 90 days from the date of such non-compliance, increasing by 0.25% per annum for each subsequent 90-day period, up to a maximum of 0.50% per annum, until the Company is in compliance or until the New Notes are otherwise transferable without restriction under Rule 144 promulgated under the Securities Act without regard to the availability of public information regarding the Company.
          The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the issuance of the New Notes is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
4.1	Indenture, dated as of April 23, 2002, between PolyOne Corporation and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to PolyOne Corporation’s Registration Statement on Form S-4 (Registration No. 333-87472), filed on May 2, 2002).

4.2	Supplemental Indenture, dated as of April 10, 2008, between PolyOne Corporation and The Bank of New York Trust Company, N.A., as successor trustee.

10.1.	Registration Rights Agreement, dated as of April 10, 2008, between PolyOne Corporation and the Initial Purchaser.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 11 , 2008

POLYONE CORPORATION
By	/s/ Lisa K. Kunkle
	Name:	Lisa K. Kunkle
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
4.1	Indenture, dated as of April 23, 2002, between PolyOne Corporation and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to PolyOne Corporation’s Registration Statement on Form S-4 (Registration No. 333-87472), filed on May 2, 2002).

4.2	Supplemental Indenture, dated as of April 10, 2008, between PolyOne Corporation and The Bank of New York Trust Company, N.A., as successor trustee.

10.1.	Registration Rights Agreement, dated as of April 10, 2008, between PolyOne Corporation and the Initial Purchaser.